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                                                                   EXHIBIT 10(T)

                         [SUPERIOR TELECOM LETTERHEAD]

                                                               As of May 1, 1997

The Alpine Group, Inc.
1790 Broadway, Suite 1500
New York, New York 10019-1412

RE: SERVICES AGREEMENT DATED AS OF OCTOBER 2, 1996 BY AND BETWEEN THE ALPINE
    GROUP, INC. AND SUPERIOR TELECOM INC. (THE "AGREEMENT")

    This will confirm our agreement in modification of the captioned Agreement as follows:

        1. Section 3(b) of the Agreement is hereby amended by deleting the dollar amount of "$925,000" and replacing it with the dollar amount of "$2,717,000".

        2. Section 4(a) of the Agreement is hereby amended by deleting the first sentence thereof and inserting the following: "a. Effective from and after May 1, 1997 in respect of the twelve month period immediately succeeding such date, Superior shall pay Alpine the fee provided for under
    Section 3(b) quarterly in advance effective May 1, 1997."

    The amendments provided for herein have been approved by the Audit Committee of the Board of Directors of Superior Telecom Inc.

    As modified hereby, the Agreement is hereby expressly ratified and confirmed.

    If the foregoing conforms with your understanding of the agreement reached between us, kindly execute a copy of this letter so indicating.

                                Very truly yours,

                                SUPERIOR TELECOM INC.

                                By:             /s/ STEVEN S. ELBAUM
                                     -----------------------------------------
                                                  Steven S. Elbaum
                                Its:               President and
                                              Chief Executive Officer

  Agreed to as of the
      date first
herein above set forth

THE ALPINE GROUP, INC.

                   /s/ BRAGI F. SCHUT
       -----------------------------------------
  By:                Bragi F. Schut
       Executive Vice President
  Its: